Consolidated Statements of Comprehensive Income (Loss) (USD $) In Thousands, unless otherwise specified	3 Months Ended
	Mar. 31, 2014		Mar. 31, 2013
Net income	$ 64,235		$ 89,516
Other comprehensive (loss) income, net of tax:
Foreign currency translation	(5,258)		(33,909)
Pension and postretirement benefits	(301)	[1]	(74)	[1]
Unrealized loss on interest rate swap	(4,011)		0
Other	35		32
Total other comprehensive loss, net of tax	(9,535)		(33,951)
Comprehensive income	54,700		55,565
Comprehensive income attributable to non-controlling interests	(7,435)		(5,833)
Comprehensive income attributable to Albemarle Corporation	$ 47,265		$ 49,732

[1]	Amounts reclassified from accumulated other comprehensive income consist of amortization of prior service benefit. See Note 10, “Pension Plans and Other Postretirement Benefits.”